GUIDESTONE FUNDS

Supplement dated October 2, 2015

to

Statement of Additional Information (“SAI”) dated May 1, 2015, as amended June 1, 2015

This supplement provides new information beyond that contained in the SAI. It should be retained and read in conjunction with the SAI, as supplemented.

I. CHANGES TO MANAGEMENT OF THE FUNDS

The SAI is hereby amended to delete all references to Paul H. Dixon, Ed.D. as an Independent Trustee of the Board of Trustees of GuideStone Funds.

II. CHANGES TO DESCRIPTION OF INVESTMENTS AND RISKS

In the section entitled “Description of Investments and Risks,” the first paragraph of the disclosure pertaining to Short Sales, on page 31, is deleted in its entirety and replaced with the following:

Short Sales. In these transactions, a fund sells a security it does not own in anticipation of a decline in the market value of the security. The International Equity Fund may establish short positions in stocks of foreign companies with a market value of up to 7% of the Fund’s assets. The Defensive Market Strategies Fund may establish short positions in stocks of companies with a market value of up to 30% of its assets. The Equity Funds and Real Assets Fund may sell short exchange-listed equity futures contracts to reduce market exposure. The Date Target Funds, Asset Allocation Funds and Bond Funds may sell short U.S. Treasury securities and exchange-listed U.S. Treasury futures contracts to reduce market exposure. To complete a short sale transaction, a Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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